UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 28, 2005

@Road, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-31511	94-3209170
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

47071 Bayside Parkway, Fremont, CA 94538

 (Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code 510-668-1638

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02 Results of Operations and Financial Condition.

The information that is set forth in the Registrant’s News Release dated July 28, 2005, is incorporated herein by reference. The news release is furnished as Exhibit 99.1 hereto.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)                                  Exhibits.

                                                99.1                  Registrant’s News Release dated July 28, 2005, is furnished pursuant to Item 2.02 of Form 8-K.

The information in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act by @Road, Inc., except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

@Road, Inc.
(Registrant)

Date: July 28, 2005	By: /s/ Mike Martini
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	News release dated July 28, 2005